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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 30, 1997


                             FIRST DATA CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    1-11073                    47-0731996
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(State of other jurisdiction  (commission File Number)        (IRS Employer or
      incorporation)                                        Identification No.)



401 Hackensack Avenue, Hackensack, New Jersey                       07601
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code         (201) 525-4700
                                                         -----------------


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(Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

On January 30, 1997, the Registrant held a meeting, in person and by telephone conference call, at which certain "forward-looking statements" were made. Attached as Exhibit 99.1 is a copy of such Forward-Looking Statements and Related Cautionary Statements Required by the Safe Harbor Provisions of the Private Litigation Reform Act of 1995.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIRST DATA CORPORATION


                                         By:  /s/ Thomas A. Rossi
                                              ------------------------------
                                              Thomas A. Rossi
                                              Assistant Secretary



Dated:  January 30, 1997

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                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION                                            PAGE
-----------    -----------                                            ----

99.1           Forward-Looking Statements and Related Cautionary        5
               Statements Required by the Safe Harbor Provisions of
               The Private Securities Litigation Reform Act of 1995

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